LOU HOLLAND
GROWTH FUND

THIS CHART REPLACES THE CHART ON PAGE 2.

THIS REVISED CHART INCLUDES THE FUND'S 5 YEAR PERFORMANCE RECORD AND CORRECTS CALCULATION ERRORS IN THE COMPARATIVE INDEXES.


               S&P 500   RUSSELL 1000   RUSSELL MID-CAP      GROWTH FUND
                            GROWTH           GROWTH

04/29/96        10000       10000             10000             10000
06/30/96        10297       10363              9896             10520
                11500       11385             10528             11462
06/30/97        13870       13611             11637             13355
                15337       14857             12901             14663
06/30/98        18054       17885             14432             17290
                19720       20609             15206             19905
06/30/99        22162       22763             17365             20807
                23871       27446             23005             21701
06/30/00        23768       28606             25799             22252
                21697       21288             20300             20925
06/30/01        20242       18257             17670             20051
                19117       16941             16210             19842
06/30/02        16601       13421             13015             17538


THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 577 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 456 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

--------------------------------------------------------------------------------
        Average Annual Rate of Return for the Periods Ended June 30, 2002


                               Year-to-Date*     1 year     5 year     Since Inception 4/29/96


Lou Holland Growth Fund          -11.62%          -12.53     5.60%              9.53%
S&P 500                          -13.16%          -17.99     3.66%              8.56%
Russell 1000 Growth Index        -20.78%          -26.49    -0.28%              4.88%
Russell Mid-Cap Growth Index     -19.70%          -26.34     2.27%              4.36%
* Not annualized


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